UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2020

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 667-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $.01 par value per share	SCHW	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 6.00% Non-Cumulative Preferred Stock, Series C	SCHW PrC	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 5.95% Non-Cumulative Preferred Stock, Series D	SCHW PrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Financial Information Related to TD Ameritrade Holding Corporation Acquisition

The Charles Schwab Corporation (CSC) is filing this Current Report on Form 8-K to provide certain financial information with respect to TD Ameritrade Holding Corporation (TD Ameritrade) and CSC’s proposed acquisition of TD Ameritrade. On November 24, 2019, CSC entered into an Agreement and Plan of Merger (the Transaction Agreement) with TD Ameritrade and Americano Acquisition Corp., a wholly-owned subsidiary of CSC (Merger Sub). Upon the terms and subject to the conditions of the Transaction Agreement, Merger Sub will merge with and into TD Ameritrade (the merger), with TD Ameritrade surviving as a wholly-owned subsidiary of CSC.

Included in this Current Report on Form 8-K are (a) TD Ameritrade’s audited consolidated financial statements and related notes as of September 30, 2019 and 2018 and for each of the years in the three-year period ended September 30, 2019 and the related report of Ernst & Young LLP, TD Ameritrade’s independent registered public accounting firm, which are included as Exhibit 99.1, (b) TD Ameritrade’s unaudited consolidated financial statements and related notes for the three months ended December 31, 2019 and 2018, which are included as Exhibit 99.2, and (c) CSC’s unaudited pro forma condensed combined financial statements giving effect to the merger (the pro forma financial statements), which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2019, and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2019 and the related notes, which are included as Exhibit 99.3.

Also included in this Current Report on Form 8-K is the consent of Ernst & Young LLP consenting to the incorporation by reference in CSC’s Registration Statement on Form S-3 of its report included in Exhibit 99.1, which is included as Exhibit 23.1.

The pro forma financial statements included in this Current Report on Form 8-K has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the merger occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that CSC will experience after the merger.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of TD Ameritrade.

TD Ameritrade’s audited consolidated financial statements and related notes as of September 30, 2019 and 2018 and for each of the years in the three-year period ended September 30, 2019 and the related report of Ernst & Young LLP, TD Ameritrade’s independent registered public accounting firm, are filed herewith as Exhibit 99.1 and included herein.

(b) Quarterly financial statements of TD Ameritrade.

TD Ameritrade’s unaudited consolidated financial statements and related notes for the three months ended December 31, 2019 and 2018, are filed herewith as Exhibit 99.2 and included herein.

(c) Pro forma financial statements of CSC.

CSC’s unaudited pro forma condensed combined financial statements, giving effect to the merger, which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2019, the unaudited pro forma condensed combined statement of income for the year ended December 31, 2019 and the related notes, is filed herewith as Exhibit 99.3 and included herein.

(d) Exhibits

Exhibit No.	Description

15.1	Acknowledgement of Ernst & Young LLP, independent registered public accounting firm of TD Ameritrade.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of TD Ameritrade.

99.1

TD Ameritrade’s audited consolidated financial statements and related notes as of September 30, 2019 and 2018 and for each of the years in the three-year period ended September 30, 2019 and the related report of Ernst & Young LLP, TD Ameritrade’s independent registered public accounting firm.

99.2	TD Ameritrade’s unaudited consolidated financial statements and related notes for the three months ended December 31, 2019 and 2018.

99.3

CSC’s unaudited pro forma condensed combined financial statements, giving effect to the merger, which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2019, the unaudited pro forma condensed combined statement of income for the year ended December 31, 2019 and the related notes.

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Cautionary Statement Regarding Forward-Looking Statements

This communication, including any information included or incorporated by reference, contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include statements that refer to expectations, projections, or other characterizations of future events or circumstances and are identified by words such as “believe,” “anticipate,” “expect,” “estimate,” “assume,” “intend,” “plan,” “forecast,” “predict,” “project,” “will,” “may,” “aim,” “target,” “could,” “should,” “continue,” “build,” “improve,” “growth,” “increase,” “potential,” “strategy,” “objective,” and other similar expressions. These forward-looking statements include, but are not limited to, statements about the anticipated benefits of the merger between CSC and TD Ameritrade, including future financial and operating results and performance; statements about CSC’s and TD Ameritrade’s and the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services; financial projections; the amount and timing of synergies from the merger; and expected timing of completion of the merger. These forward-looking statements, which reflect CSC’s and TD Ameritrade’s management’s beliefs, objectives and expectations as of the date of this Current Report on Form 8-K, or in the case of any information included or incorporated by reference, as of the date of those documents, are necessarily estimates. Achievement of the expressed beliefs, objectives and expectations is subject to risks and uncertainties that could cause actual results to differ materially.

Factors that may cause actual results to differ include, but are not limited to: the failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all, including stockholder and regulatory approvals and noncontrol determinations; disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; the parties being unable to successfully implement their integration strategies; the risk that expected revenue, expense and other synergies from the merger may not be fully realized or may take longer to realize than expected; general market conditions, including the level of interest rates, equity valuations and trading activity; the parties’ ability to attract and retain clients and RIAs and grow those relationships and client assets; competitive pressures on pricing, including deposit rates; the parties’ ability to develop and launch new and enhanced products, services, and capabilities, as well as enhance their infrastructure, in a timely and successful manner; client use of the parties’ advisory solutions and other products and services; client sensitivity to rates; the level of client assets, including cash balances; capital and liquidity needs and management; regulatory guidance; litigation or regulatory matters; and any adverse impact of financial reform legislation and related regulations. Additional factors that could cause CSC’s and TD Ameritrade’s results to differ materially from those described in the forward-looking statements can be found in CSC’s and TD Ameritrade’s filings with the Securities and Exchange Commission, including the CSC 2019 10-K and the TD Ameritrade 2019 10-K.

You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this communication. Except to the extent required by applicable law or regulation, CSC and TD Ameritrade undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

Important Information About the TD Ameritrade Acquisition and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction between CSC and TD Ameritrade, CSC and TD Ameritrade have filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a CSC registration statement on Form S-4 that includes a joint proxy statement of CSC and TD Ameritrade that also constitutes a prospectus of CSC, and a definitive joint proxy statement/prospectus will be mailed to stockholders of CSC and TD Ameritrade. INVESTORS AND SECURITY HOLDERS OF CSC AND TD AMERITRADE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE

FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by CSC or TD Ameritrade through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of CSC by email, telephone or mail: investor.relations@schwab.com, (415) 667-7000, or 211 Main Street, San Francisco, CA 94105 Attention: Investor Relations; or TD Ameritrade by telephone or mail to (800) 669-3900 or 200 South 108th Avenue, Omaha, Nebraska 68154 Attention: Investor Relations.

CSC, TD Ameritrade, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and executive officers of CSC, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in CSC’s Form 10-K for the year ended December 31, 2019, its proxy statement filed on March 29, 2019, and other documents subsequently filed by CSC with the SEC. Information regarding the directors and executive officers of TD Ameritrade, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in TD Ameritrade’s Form 10-K and Form 10-K/A for the year ended September 30, 2019, and other documents subsequently filed by TD Ameritrade with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: March 20, 2020	By:	/s/ Peter Crawford
Peter Crawford
Executive Vice President and Chief Financial Officer